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                         CREDIT AND SECURITY AGREEMENT
                 (Eximbank Guaranteed Loan No. _____________)

                           Dated as of May 28, 1997

          NICOLLET PROCESS ENGINEERING, INC., a Minnesota corporation (the "Borrower"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS


          Section 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          "Accounts" means the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale, lease or license of goods or rendition of services by the Borrower on an open account or deferred payment basis, whether now existing or hereafter arising.

          "Advance" means a Revolving Advance.

          "Affiliate" or "Affiliates" means any Person controlled by, controlling or under common control with the Borrower, including (without limitation) any subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" means this Credit and Security Agreement, as amended, supplemented and restated from time to time.

          "Availability" means the Borrowing Base less the outstanding principal balance of the Revolving Advances.

          "Base Rate" means the rate of interest publicly announced from time to time by the Lender as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

          "Borrower Agreement" means the Borrower Agreement of even date herewith by and between the Borrower and the Lender in the form attached hereto as Exhibit B.

          "Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the least of:

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          (a)  the Maximum Line; or

          (b)  the difference of $800,000 and the NBCI Revolving Advances; or

          (c)  the sum of:

               (i)  90% of Eligible Foreign Accounts; and

               (ii) 75% of Eligible Export Inventory.

          "Borrowing Base Certificate" means a certificate, substantially in the form attached hereto as Exhibit D, executed by the Borrower and accepted by the Lender.

          "Business Day" means any day on which the Federal Reserve Bank of New York is open for business.

          "Closing Date" means the date of this Agreement.

          "Collateral" has the meaning given in Section 3.1.

          "Collateral Account" has the meaning given in the Collateral Account Agreement.

          "Collateral Account Agreement" means the Collateral Account Agreement by and among the Borrower, Norwest Bank International New York Branch and the Lender of even date herewith, as the same may hereafter be amended, supplemented or restated from time to time.

          "Country Limitation Schedule" shall mean the most recent schedule published by Eximbank and provided to the Borrower by the Lender which sets forth on a country by country basis whether and under what conditions Eximbank will provide coverage for the financing of export transactions to countries listed therein.

          "Credit Facility" means the credit facility made available to the Borrower pursuant to Article II.

          "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

          "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.


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          "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date that such Default or Event of Default has been cured, if possible, or waived by the Lender.

          "Default Rate" means an annual rate equal to three percent (3%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

          "Eligible Export Inventory" means all Inventory consisting of Items, raw materials and components to be used to manufacture or assemble Items, and work-in-process relating to Items, and raw materials and components the Borrower must purchase to manufacture or assemble Items, at the lower of cost or market value as determined in accordance with GAAP; provided, however, that the following shall not in any event be deemed Eligible Export Inventory:

               (i) Inventory that is: in-transit; located at any warehouse or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment;

               (ii)    Inventory consisting of proprietary software;

               (iii) Inventory that is damaged, slow moving, obsolete, returned, defective, recalled or unfit for further processing or not currently saleable in the normal course of the Borrower's operations;

               (iv)    Inventory that is perishable or live;

               (v) Inventory that the Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

               (vi) Inventory that is subject to a security interest in favor of any Person other than the Lender or NBCI;

               (vii)   Sample or demonstration Inventory;

               (viii) Inventory which has been previously exported from the US;

               (ix) Inventory which constitutes defense articles or defense services;

               (x) Inventory consisting of or to be incorporated into Items destined for shipment to a Prohibited Country;

               (xi) The Foreign Content portion of Items containing less than fifty percent (50%) US Content;


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               (xii)   For Items containing at least fifty percent (50%) US
          Content, any Foreign Content not incorporated into such Items in the US;

               (xiii) That portion of Inventory consisting of or to be incorporated into Items whose sale would result in an Account deemed ineligible under clauses (ii), (viii), (x), or (xi) of the definition of "Eligible Foreign Accounts";

               (xiv) Inventory which is subject to the license agreement set forth in that certain Settlement Agreement by and between the Borrower and John R. Mickowski dated as of October 1, 1995; and

               (xv) Inventory otherwise deemed ineligible by the Lender in its discretion.

          "Eligible Foreign Accounts" means all Accounts owed by Account debtors located outside the US for the sale or provision of Items, except the following shall not in any event be deemed Eligible Foreign Accounts:

               (i) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

               (ii) That portion of Accounts not providing for payment in full within 180 days of shipment date;

               (iii) That portion of Accounts over 60 days past the original due date or 90 days past the original due date if insured through Eximbank export credit insurance for comprehensive commercial and political risk, or through an Eximbank approved private insurer for comparable coverage or that portion of Accounts which is over 180 days past invoice date;

               (iv) Accounts owed by a shareholder, Affiliate, officer or employee of the Borrower;

               (v) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

               (vi) Accounts not subject to a duly perfected security interest in favor of the Lender or which are subject to any lien, security interest or claim in favor of any Person other than the Lender or NBCI;

               (vii) That portion of Accounts that constitutes finance charges, service charges or sales or excise taxes;

               (viii) That portion of Accounts that are payable in a currency other than US Dollars unless prior written approval has been received from Eximbank;

               (ix) That portion of Accounts owed by military buyers or for defense articles or services, except as may be approved in writing by the Lender and Eximbank;


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               (x)     That portion of Accounts due and collectible outside the
          US;

               (xi) That portion of Accounts owed by Account debtors located in, or arising from sales of Items delivered to, a Prohibited Country;

               (xii) That portion of Accounts, or portions thereof, otherwise deemed uncollectible for any reason by the Lender or Eximbank in its discretion.

          "Event of Default" has the meaning specified in Section 7.1.

          "Eximbank" means the Export-Import Bank of the United States.

          "Export Order" means a bona fide written export order or contract to purchase Items from the Borrower from a customer outside the US.

          "Floating Rate" means an annual rate equal to the sum of the Base Rate plus three percent (3%), which annual rate shall change when and as the Base Rate changes.

          "Foreign Content" means that portion of the cost of an Item arising from materials which are not of US origin or from labor and services not performed in the US.

          "Funding Date" has the meaning given in Section 2.1.

          "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.2.

          "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired.

          "Items" means the goods and services to be sold or licensed by the Borrower to customers located outside the US pursuant to Export Orders.

          "Life Insurance Assignment" means the Assignment of Life Insurance Policy as Collateral to be executed by the owner and beneficiary thereof, in form and substance satisfactory to the Lender, granting the Lender and NBCI a lien on the Life Insurance Policy to secure payment of the Obligations.

          "Life Insurance Policy" has the meaning given in Section 6.8.

          "Loan Documents" means this Agreement, the Note, the Borrower Agreement, the Security Documents and the Disclosure by the Borrower in favor of the Lender of even date herewith.


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          "Master Guaranty" means that certain Master Guaranty Agreement
     No. MN-MGA-96-001, dated as of November 13, 1996, by and between the Lender and Eximbank.

          "Maturity Date" means May 27, 1998.

          "Maximum Line" means $400,000.

          "NBCI" means Norwest Business Credit, Inc., a Minnesota corporation.

          "NBCI Credit Agreement" means that certain Credit and Security Agreement by and between NBCI and the Borrower of even date herewith.

          "NBCI Credit Facility" means the credit facility extended to the Borrower pursuant to the NBCI Credit Agreement.

          "NBCI Revolving Advances" means the outstanding principal balance of the revolving advances as of a given date made by NBCI to the Borrower pursuant to the NBCI Credit Agreement.

          "Note" means the Revolving Note.

          "Obligations" means each and every Debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, including all indebtedness arising under this Agreement, the Note or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

          "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Premises" means all premises where the Borrower conducts its business and has any rights of possession.

          "Prohibited Country" means any country in which Eximbank coverage is not available for commercial reasons or in which Eximbank is legally prohibited from doing business, as designated in the Country Limitation Schedule.

          "Revolving Advance" has the meaning given in Section 2.1.

          "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto.


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          "Security Documents" means this Agreement, the Collateral Account
     Agreement, the Life Insurance Assignment and the Support Agreement, each of even date herewith.

          "Security Interest" means the security interests granted under the Security Documents.

          "Servicer" means NBCI.

          "Support Agreement" means the Management Support Agreement by Robert Pitner, of even date herewith.

          "Tangible Net Worth" means the difference between (i) the tangible assets of the Borrower, which, in accordance with GAAP are tangible assets, after deducting adequate reserves in each case where, in accordance with GAAP, a reserve is proper and (ii) all Debt of the Borrower. Notwithstanding the foregoing, in no event shall the tangible assets referred to in (i) above include patents, trademarks, trade names, copyrights, licenses, goodwill, receivables from Affiliates, directors, officers or employees, prepaid expenses, deposits, deferred charges or treasury stock or any securities or Debt of the Borrower or any other securities unless the same are readily marketable in the US or entitled to be used as a credit against federal income tax liabilities, and any other assets designated from time to time by the Lender, in its sole discretion.

          "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Obligations.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Minnesota.

          "US" means the United States of America.

          "US Content" means that portion of the cost of an Item arising from materials which are of US origin or from labor and services performed in the US.

                                  ARTICLE II
                    AMOUNT AND TERMS OF THE CREDIT FACILITY

          Section 2.1 REVOLVING ADVANCES. The Lender may, in its sole discretion, make advances (each a "Revolving Advance") to the Borrower from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "Funding Date") to the Termination Date, on the terms and subject to the conditions herein set forth, to provide the Borrower with working capital to fulfill Export Orders. The Lender will not consider any request for a Revolving Advance if, after giving effect to such requested Revolving Advance


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exceeds Availability. The Borrower's obligation to pay the
Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral. Within the limits set forth in this Section 2.1, the Borrower may request Revolving Advances, prepay, and request additional Revolving Advances.

          Section 2.2 REQUESTS FOR ADVANCES. The Borrower shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Minneapolis time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone. The Lender will not consider any request for a Revolving Advance unless the Lender has received from the Borrower, among other things, a Borrowing Base Certificate as of a date not more than five (5) Business Days before the date of the requested Advance and copies of the Export Orders (or a summary thereof) against which the Borrower is requesting such Advance. Whenever the Borrower makes a request for an Advance based on Eligible Export Inventory, it shall also indicate in its books and records that such Inventory has been designated to fulfill an Export Order and shall no longer be considered Eligible Inventory under the NBCI Credit Facility. Any request for an Advance shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the date of the request.

          Section 2.3 INTEREST; DEFAULT INTEREST. All interest shall be payable monthly in arrears on the first day of the month and on demand.

          (a) REVOLVING NOTE. Except as set forth in subsection (b) and (c), the outstanding principal balance of the Advances shall bear interest at the Floating Rate.

          (b) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

          (c) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

          Section 2.4 DISCRETIONARY NATURE OF FACILITY. THE LENDER MAY AT ANY TIME AND FOR ANY REASON REFUSE TO MAKE AN ADVANCE AND/OR DEMAND PAYMENT OF THE ADVANCES AND TERMINATE THIS AGREEMENT WHETHER BORROWER IS OR IS NOT IN COMPLIANCE WITH THIS AGREEMENT. The Lender need not show that an adverse change has occurred in the Borrower's condition, financial or otherwise, in order to refuse to make any requested Advance or to demand payment of the Advances. Unless terminated by the Lender at any time or by the Borrower pursuant to
Section 2.6, this Agreement shall remain in effect until the Maturity Date.


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          Section 2.5 AUDIT FEES. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (at the rate established from time to time by the Lender or the Servicer as its audit fees, which fees are currently $62.50 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

          Section 2.6 TERMINATION BY BORROWER. The Borrower may terminate this Agreement at any time and, subject to payment and performance of all Obligations, may obtain any release or termination of the Security Interest to which the Borrower is otherwise entitled by law by: (i) giving at least 30 days' prior written notice to the Lender of the Borrower's intention to terminate this Agreement, and (ii) terminating the NBCI Credit Agreement pursuant to the terms thereof (including, without limitation, payment to NBCI of the prepayment fee required thereunder).

          Section 2.7 MANDATORY PREPAYMENT. Without notice or demand, if the outstanding principal balance of the Revolving Advances shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess.

          Section 2.8 ADVANCES WITHOUT REQUEST. The Borrower hereby authorizes the Lender, in its discretion, at any time or from time to time without the Borrower's request, to make Revolving Advances to pay accrued interest, fees, uncollected items that have been applied to the Obligations, and other Obligations due and payable from time to time.

          Section 2.9 USE OF PROCEEDS. The Borrower shall use the proceeds of Advances for working capital to finance the manufacture, assembly, production or purchase and subsequent sale of Items only. Without limiting the generality of the foregoing, the Borrower shall not use any proceeds of Advances for any purpose prohibited by the Borrower Agreement or (i) to acquire fixed assets or capital goods for use in the Borrower's business; (ii) to acquire, equip or rent commercial space overseas; (iii) to employ non-US residents in offices outside the US; (iv) to serve as a retainage or warranty bond; or (v) to repay pre-existing Debt or future indebtedness of the Borrower unrelated to the Advances.

          Section 2.10 FACILITY SUBJECT TO EXIMBANK RULES. The Borrower acknowledges that the Lender is willing to make the Credit Facility available to the Borrower because the Eximbank is willing to guaranty payment of a significant portion of the Obligations pursuant to the Master Guaranty. Accordingly, in the event of any inconsistency among the Loan Documents and the Master Guaranty or related documents, the provision that is the more stringent on the Borrower shall control.

          Section 2.11 SUSPENSION OF LINE USE, LINE MAINTENANCE.


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          (a)  SUSPENSION OF LINE USE.  So long as no Default Period exists, the Borrower may elect to suspend its right to request Advances and NBCI Revolving Advances pursuant to the terms of this Section 2.11. If the Borrower elects not to request any Advances and NBCI Advances during an upcoming month or months and suspend use of this Credit Facility and the NBCI Credit Facility (each a "Non-Use Period"), the Borrower must deliver written notice to the Lender at least ten (10) days prior to the first day of any such Non-Use Period, which notice must state (i) that an election hereunder has been made, and (ii) the beginning date of the Non-Use Period. A Non-Use Period may only begin on the first day of a calendar month.

          (b) NOTICE PRIOR TO USE OF LINE. After a Non-Use Period has been initiated, the Lender shall not consider making any Advance hereunder until thirty (30) days after it has received written notice from the Borrower requesting that the Non-Use Period be terminated and this Credit Facility and the NBCI Credit Facility be reactivated.

                                  ARTICLE III
                               SECURITY INTEREST

          Section 3.1 GRANT OF SECURITY INTEREST. The Borrower hereby grants to the Lender a security interest (the "Security Interest") in the following collateral (the "Collateral"), as security for the payment and performance of the Obligations:

     INVENTORY: All inventory of Borrower, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located;

     ACCOUNTS AND OTHER RIGHTS TO PAYMENT: Each and every right of Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease, license or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by Borrower or by some other Person who subsequently transfers such Person's interest to Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including all of Borrower's rights to payment in the form of all present and future accounts, contract rights, loans and obligations


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     receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles;

     EQUIPMENT: All of the Borrower's equipment, as such term is defined in the UCC whether now or hereafter owned, including all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by Borrower;

     GENERAL INTANGIBLES: All of Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future contract rights, patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use Borrower's name, and the goodwill of Borrower's business; and

     INVESTMENT PROPERTY: All of Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities;

     together with all substitutions and replacements for and products of any of the foregoing property and together with proceeds of any and all of the foregoing property and, in the case of all tangible property, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

          Section 3.2 NOTIFICATION OF ACCOUNT DEBTORS AND OTHER OBLIGORS. The Lender may at any time (either before or after the occurrence of an Event of Default) notify any account debtor or other Person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.


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          Section 3.3 OCCUPANCY.

          (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of each premises where Borrower conducts its business and has any rights of possession (the "Premises") at any time during any Default Period.

          (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender in good faith considers related.

          (c) The Lender's right to hold the Premises shall terminate upon the earlier of payment in full of all Obligations, or final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

          (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof.

          Section 3.4 LICENSE. The Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use, sub-license or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral following an Event of Default. The foregoing license includes the right to reproduce, distribute, publicly perform, display and create derivative works from any and all of the Borrower's copyrights.

          Section 3.5 FILING A COPY. A carbon, photographic, or other reproduction of this Agreement or of a financing statement signed by Borrower is sufficient as a financing statement.

                                  ARTICLE IV
                             CONDITIONS OF LENDING

          Section 4.1 CONDITIONS PRECEDENT TO THE LENDER'S WILLINGNESS TO CONSIDER MAKING THE INITIAL REVOLVING ADVANCE. The Lender's willingness to consider making an initial Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

          (a)  This Agreement, properly executed by the Borrower.

          (b)  The Note, properly executed by the Borrower.

          (c) The SBA/Eximbank Joint Application, properly completed and executed by the Borrower.


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

          (d)  The Borrower Agreement, properly executed by the Borrower.

          (e) A properly completed and executed Borrowing Base Certificate as of a date not more than five (5) Business Days before the date of this Agreement.

          (f) A participation and servicing agreement, properly signed by the Servicer.

          (g) Copies of the Borrower's audited financial statements with full disclosure for the last three (3) fiscal years.

          (h) Copies of the Borrower's federal tax returns for the last year together with all schedules thereto.

          (i) The Life Insurance Assignment, properly executed by the beneficiary and owner thereof, and the Life Insurance Policy, each in form and substance satisfactory to the Lender, together with such evidence as the Lender may request that the Life Insurance Policy is subject to no assignments or encumbrances other than the Life Insurance Assignment.

          (j)  The Collateral Account Agreement, properly executed by the
     Borrower.

          (k)  Current searches of appropriate filing offices showing that
     (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements have been filed and remain in effect against the Borrower except those financing statements relating to those security interests or liens set forth in Exhibit E hereto (the "Permitted Liens") or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations satisfactory to the Lender, and
     (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

          (l) A certificate of the Borrower's Secretary or Assistant Secretary certifying as to (i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

          (m) A current certificate issued by the Secretary of State of Minnesota, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of Minnesota.

          (n) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

          (o) An Officer's certificate from an officer of the Borrower confirming, in his personal capacity, the representations and warranties set forth in Article V and the Disclosure.

          (p) The Support Agreement in favor of the Lender, properly executed by Robert Pitner in his personal capacity.

          (q)  An opinion of counsel to the Borrower, addressed to the Lender.

          (r) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

          (s)  An Intercreditor Agreement by and between the Lender and NBCI.

          (t) Such other loan documents as the Lender may reasonably require, and such financial records and information as the Lender may require in its sole discretion.

          Section 4.2 CONDITIONS PRECEDENT TO ALL ADVANCES. Advance on such date:

          (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

          (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

                                   ARTICLE V
                        REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants to the Lender as follows:

          Section 5.1 NAME; LOCATIONS; TAX ID NO.; SUBSIDIARIES. During its existence, the Borrower has done business solely under its corporate name as set forth herein and under such trade names and such other corporate names as disclosed to Lender in writing before this Agreement is signed and delivered. The address of Borrower's chief executive office and principal place of business and its federal tax identification number are set forth below its signature to this Agreement. All Inventory is located at that location or at one of the other locations disclosed to Lender in writing before this Agreement is signed and delivered. The

Borrower has no subsidiaries except as disclosed to Lender in writing before this Agreement is signed and delivered.

          Section 5.2 FINANCIAL CONDITION; NO ADVERSE CHANGE. Before this Agreement was signed and delivered, the Borrower furnished the Lender its audited financial statements for its fiscal year ended August 31, 1996 and its unaudited financial statements for the fiscal year to date ending April 30, 1997, each certified by the Borrower. Those statements fairly present the Borrower's financial condition as of the dates indicated therein and the results of its operations for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower.

          Section 5.3. SUSPENSION AND DEBARMENT, ETC. On the date of this Agreement neither the Borrower nor any of its Principals (as defined below) are
(A) debarred, suspended, proposed for debarment with a final determination skill pending, declared ineligible or voluntarily excluded (as such terms are defined under any of the Debarment Regulations referred to below) from participating in procurement or nonprocurement transactions with any US federal government department or agency pursuant to any of the Debarment Regulations (as defined below) or (B) indicted, convicted or had a civil judgment rendered against the Borrower or any of its Principals for any of the offenses listed in any of the Debarment Regulations. Unless authorized by Eximbank, the Borrower will not knowingly enter into any transactions in connection with the Items with any person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or nonprocurement transactions with any US federal government department or agency pursuant to any of the Debarment Regulations. The Borrower will provide immediate written notice to the Lender if at any time it learns that the certification set forth in this Section 5.3 was erroneous when made or has become erroneous by reason of changed circumstances. For the purposes hereof, (1) "Principals" shall mean any officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities with respect to the Borrower; or any other person (whether or not an employee) who has critical influence on or substantive control over the transaction covered by this Agreement and (2) the Debarment Regulations shall mean (x) the Government wide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 53 Fed. Reg. 19204 (May 26, 1988), (y) Subpart 9.4 (Debarment, Suspension and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R. 9.400-9.409 and (z) the revised Government wide Debarment and Suspension (Nonprocurement) regulations (Common
Rule), 60 Fed. Reg. 33037 (June 26, 1995). The Borrower acknowledges that any statement, certification or representation made by it in connection with the Credit Facility is subject to the penalties provided in Article 18 U.S.C.
Section 1001.

                                  ARTICLE VI
                           COVENANTS OF THE BORROWER

          So long as the Advances or any amount owing to Lender hereunder shall remain unpaid, the Borrower will comply with the requirements in this Article, unless the Lender shall otherwise consent in writing.

          Section 6.1 REPORTING REQUIREMENTS. The Borrower will deliver to the Lender each of the following in form and detail acceptable to the Lender:

          (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements prepared in accordance with GAAP; together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 6.9 and (iii) a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit C hereto, stating that such financial statements have been prepared in accordance with GAAP, that they fairly present the Borrower's financial condition and the results of its operations, and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

          (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statement of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared in accordance with GAAP, subject to year-end audit adjustments, PROVIDED, HOWEVER, that during any month which is the end of a fiscal quarter of the Borrower, the financial statements submitted within 20 days after the end of the month shall be considered preliminary and the Borrower shall deliver its final, completed financial statements, as filed in the Borrower's 10-QSB, within 45 days after the end of such month; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit C hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments and fairly represent the Borrower's financial condition and the results of its operations, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 6.9;

          (c) as soon as available and in any event within five (5) Business Days after the end of each month, a properly completed Borrowing Base Certificate as at the end of such month, signed by the Borrower's chief financial officer;

          (d) within five (5) Business Days after the end of each month, agings of the Borrower's accounts receivable and accounts payable and an accounts receivable certification as of the end of such month;

          (e) as soon as available and in any event prior to the end of each fiscal year of the Borrower, the projected balance sheets and income statements for each quarter of the next fiscal year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

          (f) as soon as available and in any event within three (3) days after they are due, copies of tax payments due and paid and written notice of any and all taxes due but not paid;

          (g) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request;

          (h) promptly upon knowledge thereof, notice of any Items (and the corresponding invoice amount) which are articles, services, or related technical data that are listed on the United States Munitions List (part 121 of title 22 of the Code of Federal Regulations);

          (i) immediately after a proceeding in bankruptcy or an action for debtor's relief is filed by, against, or on behalf of the Borrower;

          (j) immediately after the Borrower fails to obtain the dismissal or termination within thirty (30) calendar days of the commencement of any proceeding or action referred to in (i) above; and

          (k) immediately after the Borrower begins any procedure for its dissolution or liquidation, or a procedure therefor has been commenced against it.

          So long as the Servicer is actively servicing the Loan Documents on behalf of the Lender as described in Section 8.2, the Borrower shall provide to the Servicer all reports required under this Section 6.1.

          Section 6.2 INSPECTION. Upon the Lender's request, the Borrower will permit any officer, employee, attorney, agent or accountant for the Lender to audit, review, make extracts from or copy any and all records of the Borrower and to inspect the Collateral at all times during ordinary business hours.

          Section 6.3 ACCOUNT VERIFICATION. The Lender may at any time and from time to time send, or request the Borrower to send, requests for verification of Accounts or notices of assignment to account debtors and other obligors. The Borrower authorizes the Lender to verify Accounts as frequently as daily and the Borrower understands the Lender intends to do so by telephone and/or in writing.

          Section 6.4 ACCOUNT DEBTORS TO PAY TO DESIGNATED ACCOUNT; PLEDGE OF ACCOUNT. The Borrower shall instruct all of its Account debtors located outside the US to make all payments for Items directly to the Collateral Account.

          Section 6.5 NO OTHER LIENS. The Borrower will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest, purchase money security interests in equipment, the Permitted Liens, and other security interests approved by the Lender in writing.

          Section 6.6 INSURANCE. The Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with a lender's loss payable clause in favor of Lender to the extent of its interest.

          Section 6.7 COLLATERAL ACCOUNT. The Borrower has provided the Lender with an agreement regarding a Collateral Account in connection with the collection of Accounts. The Lender hereby agrees to waive any Event of Default which arises solely as a result of the Lender's failure to apply readily available funds in the Borrower's Collateral Account to the Obligations pursuant to the terms of this Agreement or the Collateral Account Agreement.

          Section 6.8 KEY PERSON LIFE INSURANCE. The Borrower shall maintain insurance upon the life of Robert Pitner, its chief executive officer, with the death benefit thereunder in an amount not less than $100,000 (the "Life Insurance Policy"). The right to receive the proceeds of the Life Insurance Policy shall be assigned to the Lender by the Life Insurance Assignment.

          Section 6.9 MINIMUM TANGIBLE NET WORTH. The Borrower will maintain, at all times, its Tangible Net Worth, determined as at the end of each month, at an amount not less than $250,000.

          Section 6.10 NO SALE OR TRANSFER OF COLLATERAL AND OTHER ASSETS. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any subsidiary, (ii) all or a substantial part of its assets, or
(iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to anyone other than the sale or license of Inventory in the ordinary course of business.

          Section 6.11 CONSOLIDATION AND MERGER; ASSET ACQUISITIONS. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

          Section 6.12 PLACE OF BUSINESS; NAME. The Borrower will not change the location of its chief executive office or principal place of business from that disclosed pursuant to Section 5.1. The Borrower will not permit any tangible Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

          Section 6.13 AUTHORIZED SIGNERS. The secretary or assistant secretary of the Borrower shall from time to time, upon a change in the persons duly elected, qualified and acting as the officers or agents of the Borrower, immediately certify to the Lender the names and signatures of the persons authorized to sign or to act. The Lender shall be fully protected in relying on such certificates and on the obligation of the secretary or assistant secretary immediately to certify to the Lender any change in any facts so certified. The Lender shall be indemnified and saved harmless by the Borrower from any claims, demands, expenses, loss or damage resulting from or growing out of honoring or relying on the signature or other authority (whether or not properly used) of any officer or person whose name and signature was so certified, or refusing to honor any signature or authority not so certified.

          Section 6.14 REGISTRATION OF PATENTS, COPYRIGHTS, TRADEMARKS, ETC.
At least five (5) days prior to registering, filing or otherwise recording any of the Borrower's trademarks, tradenames, copyrights or patents in the United States Patent and Trademark Office, the United States Copyright Office or any similar federal or state office, the Borrower shall deliver written notice to the Lender stating the actions being taken and describing the intellectual property being so registered, filed or recorded. The Borrower hereby agrees that it shall promptly execute all security agreements and financing statements as the Lender may require with respect to any such trademark, tradename, copyright or patent being so registered, filed or recorded.

                                  ARTICLE VII
                    EVENTS OF DEFAULT, RIGHTS AND REMEDIES

          Section 7.1 EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events:

          (a) Default in the payment of the Obligations when they become due and payable;

          (b) Any payment default shall occur under any agreement (other than this Agreement) between the Borrower and the Lender, or the Lender shall accelerate or demand payment of any obligations (other than arising under this Agreement) owed to it by the Borrower, or the Lender shall begin exercising its remedies against the Borrower;

          (c) Any payment default shall occur under any agreement between the Borrower and the Servicer, or the Servicer shall accelerate or demand payment of any obligations owed to it by the Borrower, or the Servicer shall begin exercising its remedies against the Borrower;

          (d) Eximbank shall repudiate, purport to revoke or fail to perform its obligations under the Master Guaranty;

          (e) Any material litigation is commenced against the Borrower and is not withdrawn within thirty (30) calendar days of filing;

          (f) A petition shall be filed by or against the Borrower under the United States Bankruptcy Code naming the Borrower as debtor;

          (g) The Life Insurance Policy shall be terminated, by the Borrower or otherwise; or the Life Insurance Policy shall be scheduled to terminate within 30 days and the Borrower shall not have delivered a satisfactory renewal thereof to the Lender; or the Borrower shall fail to pay any premium on the Life Insurance Policy when due; or the Borrower shall take any other action that impairs the value of the Life Insurance Policy;

          (h) The Borrower begins any procedure for its liquidation or dissolution or any such procedure is commenced against it; or

          (i) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in any Loan Document not specifically addressed in this Section 7.1, which shall remain uncured for 30 days after notice from the Lender.

          Section 7.2 RIGHTS AND REMEDIES. As provided in Section 2.4, the Lender may, at any time and for any reason, refuse to make any requested Advance or demand payment of the Obligations. In addition, during any Default Period, the Lender may exercise any or all of the following rights and remedies:

          (a) The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties.

          (b) The Lender may require the Borrower to, and the Borrower hereby agrees that it shall register, file or otherwise record any and all of the Borrower's trademarks, tradenames, copyrights and patents in the United States Patent and Trademark Office, the United States Copyright Office or any similar state office as the Lender may require. The Lender may also require the Borrower to, and the Borrower hereby agrees that it shall, promptly execute all security agreements and financing statements as the Lender may require with respect to any such trademark, tradename, copyright or patent being so registered, filed or recorded.

          (c) The Lender may exercise any other rights and remedies available to it by law or agreement.

The remedies provided hereunder are cumulative.

          Section 7.3 CERTAIN NOTICES. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8.1) at least 10 calendar days before the date of intended disposition or other action.

                                 ARTICLE VIII
                                 MISCELLANEOUS

          Section 8.1 ADDRESSES FOR NOTICES, ETC. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be
(i) personally delivered, (ii) sent by first class US mail, (iii) sent by overnight courier of national reputation, or (iv) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopy number as set forth below its signature to this Agreement.

          Section 8.2 SERVICING OF CREDIT FACILITY.

          (a) The Lender has requested that the Servicer service and enforce the Loan Documents, make all Advances and collect all Obligations on the Lender's behalf and the Servicer has agreed to do so. The Borrower acknowledges and accepts the Servicer's appointment as such.

          (b) The Servicer shall have no duties or responsibilities to the Borrower hereunder, but only to the Lender. Neither the Servicer nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by them hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The Servicer's duties shall be mechanical and administrative in nature; nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Servicer any obligations with respect to the Loan

     Documents except as expressly set forth herein. The Borrower shall not in any way be construed to be a third party beneficiary of any relationship between the Servicer and the Lender.

          (c) The Servicer shall be entitled to rely, and shall be fully protected in relying, upon any communication whether written or oral believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all legal matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

          (d) The Borrower shall be entitled to rely upon any communication whether written or oral sent or made by the Servicer for and on behalf of the Lender with respect to all matters pertaining to the Loan Documents and the Borrower's duties and obligations hereunder, unless and until the Borrower receives written notice from the Lender that the Servicer is no longer servicing this credit facility.

          (e) The Servicer shall hold and be the custodian of the Loan Documents on the Lender's behalf for so long as the Servicer is servicing the Credit Facility.

          Section 8.3 COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable costs and expenses (including reasonable legal fees) incurred by the Lender in connection with the Loan Documents and any other document or agreement related thereto, and the transactions contemplated hereby, including wire transfer and ACH charges, the cost of credit reports, overadvance fees, the expense of any auditors and fees and expenses in enforcing this Agreement.

          Section 8.4 INDEMNITY. In addition to the payment of expenses pursuant to Section 8.3, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

               (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the Advances;

               (ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the

          Advances, this Agreement and the other Loan Documents or the use or intended use of the proceeds of the Advances; and

               (iii) any claim, loss or damage to which any Indemnitee may be subjected as a result of any violation of any federal, state, local or other governmental statute, regulation, law, or ordinance dealing with the protection of human health and the environment.

     If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, then the Borrower or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 8.4 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder. If Eximbank makes payment of a claim to the Lender under the Master Guaranty in connection with the Credit Facility, Eximbank shall be assigned all the Lender's rights and remedies under the Loan Documents and may enforce any such rights or remedies against the Borrower and the Collateral. Additionally, the Borrower shall hold Eximbank harmless from agrees to indemnify it against any and all liabilities, damages, claims, costs and losses incurred or suffered by it resulting from (a) any materially incorrect certification or statement knowingly made by or on behalf of the Borrower to Eximbank or the Lender in connection with an Advance , this Agreement or any of the other Loan Documents or (b) any breach by the Borrower of the terms and conditions of this Agreement or any of the other Loan Documents.

          Section 8.5 BINDING EFFECT; ASSIGNMENT; COUNTERPARTS; EXCHANGING INFORMATION. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

          Section 8.6 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. This Agreement and the Note shall be governed by and construed in accordance with the laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota located in Minneapolis, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

NORWEST BANK MINNESOTA, NATIONAL            NICOLLET PROCESS ENGINEERING, INC.
ASSOCIATION

By /s/ Christopher A. Cudak                 By /s/ Robert A. Pitner
   ------------------------                    --------------------
   Christopher A. Cudak                        Robert A. Pitner
   Its Vice President                          Its President and Chief Executive
                                               Officer

Address:                                    Address:

Norwest Center                              420 North 5th Street
Sixth Street and Marquette Avenue           Suite 1040 Ford Centre
Minneapolis, Minnesota 55479-0085           Minneapolis, Minnesota  55401

Telecopy No. 612/667-2269                   Telecopy No. 612/339-6027

Federal Tax ID No. 41-1592157               Federal Tax I.D. No. 41-1528120

                                            Exhibit A to Credit and Security
                                            Agreement

                                REVOLVING  NOTE

   $400,000                                             Minneapolis, Minnesota
                                                                    May 28, 1997

    For value received, the undersigned, NICOLLET PROCESS ENGINEERING, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below) to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Four Hundred Thousand Dollars ($400,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Credit and Security Agreement of even date herewith by and between the Lender and the Borrower (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

    This Note is the Revolving Note as defined in the Credit Agreement and is subject to the Credit Agreement.


                                          NICOLLET PROCESS ENGINEERING, INC.

                                          By /s/ Robert A. Pitner
                                             --------------------
                                             Robert A. Pitner
                                             Its President and Chief Executive
                                             Officer

                                               Exhibit B to Credit and Security
                                               Agreement

                    EXPORT-IMPORT BANK OF THE UNITED STATES
                       WORKING CAPITAL GUARANTEE PROGRAM
                              BORROWER AGREEMENT

     THIS BORROWER AGREEMENT (this "Agreement") is made and entered into by NICOLLET PROCESS ENGINEERING, INC., a Minnesota corporation (the "Borrower"), and is acknowledged by NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                   RECITALS

     A. The Lender shall make a loan (the "Loan") to the Borrower for the purpose of providing the Borrower with pre-export working capital to finance the manufacture, production or purchase and subsequent export sale of the Items (as hereinafter defined).

     B. The Loan shall be in a principal amount (the "Loan Amount") not to exceed at any time outstanding the amount specified in Section (5)(A) of the Loan Authorization Agreement between the Lender and the Export-Import Bank of the United States ("Eximbank") which is attached hereto as Exhibit A and incorporated herein as a part of this Agreement. If the Loan is being made pursuant to the Lender's Delegated Authority from Eximbank, all references herein to the Loan Authorization Agreement shall be deemed to be to the Loan Authorization Notice provided to Eximbank and the Borrower by the Lender.

     C. The Loan shall be evidenced by a valid and enforceable promissory note payable by the Borrower to the order of the Lender (the "Note") and shall be made pursuant to a written agreement related solely thereto between the Borrower and the Lender (the "Loan Agreement").

     D. A condition precedent to the making of the Loan by the Lender is that Eximbank guarantee the payment of ninety percent (90%) of the Loan Amount and all interest accrued thereon, subject to the terms and conditions of a master guarantee agreement (the "Master Guarantee Agreement") between Eximbank and the Lender.

     E. In consideration for and as a condition precedent to the Lender's making the Loan and Eximbank's entering into the Master Guarantee Agreement, the Borrower shall execute this Agreement for the benefit of the Lender and Eximbank.

     NOW, THEREFORE, the Borrower hereby agrees as follows:

                                   ARTICLE I

                                  DEFINITIONS

     "Accounts Receivable" shall mean those trade accounts from the sale of the Items due and payable to the Borrower in the United States and any notes, drafts, letters of credit or insurance proceeds supporting payment thereof.

     "Availability Date" shall mean the last date on which the Lender may make a Disbursement as set forth in Section (10) of the Loan Authorization Agreement or, if such date is not a Business Day, the next Business Day thereafter.

     "Borrowing Base" shall mean the Collateral Value as discounted by the applicable Disbursement Rate(s).

     "Borrowing Base Certificate" shall mean the certificate in form provided by the Lender and executed by the Borrower setting forth the Borrowing Base supporting one or more Disbursements.

     "Business Day" shall mean any day on which the Federal Reserve Bank of New York is open for business.

     "Buyer" shall mean an entity which has entered into one or more Export Orders with the Borrower.

     "Closing Date" shall mean the date on which the Loan Documents are executed by the Borrower.

     "Collateral" shall mean the property of the Borrower in which the Borrower has granted to the Lender a valid and enforceable security interest as security for the payment of all principal and interest due under the Loan, and which is identified in Section (6) of the Loan Authorization Agreement, including all proceeds (cash and non-cash) thereof.

     "Collateral Value" shall mean at any given time the value of all Collateral against which Disbursements may be made as set forth in Section
(5)(C) of the Loan Authorization Agreement, valued according to GAAP.

     "Country Limitation Schedule" shall mean the most recent schedule published by Eximbank and provided to the Borrower by the Lender which sets forth on a country by country basis whether and under what conditions Eximbank will provide coverage for the financing of export transactions to countries listed therein.

     "Debarment Regulations" shall have the meaning set forth in Section 2.16.

     "Disbursed Amount" shall mean the aggregate outstanding amount of the Disbursements.

     "Disbursement" shall mean an advance of the Loan from the Lender to the Borrower under the Loan Agreement.

     "Disbursement Rate" shall mean the rate specified in Section (5)(C) of the Loan Authorization Agreement for each category of Collateral.

     "Dollars" or "$" shall mean the lawful money of the United States of America.

     "Export Order" shall mean a written export order or contract for the purchase by the Buyer from the Borrower of any of the Items.

     "GAAP" shall mean the generally accepted accounting principles issued by the American Institute of Certified Public Accountants.

     "Guarantor" shall mean each person or entity, if any, identified in Section (3) of the Loan Authorization Agreement who shall guarantee (jointly and severally if more than one) the Borrower's obligation to repay all amounts outstanding under the Note.

     "Inventory" shall mean the raw materials, work-in-process and finished goods purchased or manufactured by the Borrower for resale and located in the United States.

     "Items" shall mean the finished goods or services which are intended for export, as specified in Section (4)(A) of the Loan Authorization Agreement.

     "Letter of Credit" shall mean an irrevocable letter of credit subject to [UCP 500], payable in the United States or at the issuing bank and issued for the benefit of the Borrower on behalf of a Buyer in connection with the purchase of the Items.

     "Loan Documents" shall mean the Note, the Loan Agreement, this Agreement and any other instrument, agreement or document previously, simultaneously or hereafter executed by the Borrower or any Guarantors evidencing, securing, guaranteeing or in connection with the Loan.

     "Principals" shall have the meaning set forth in Section 2.16.

     "Revolving Loan" shall mean a Loan under which amounts disbursed and repaid may be disbursed on a continuous basis during the term of the Loan.

     "Transaction Specific Loan" shall mean a Loan under which amounts disbursed and repaid may not be disbursed again.

     "U.S." or "United States" shall mean the United States of America and its territorial possessions.

     "U.S. Content" shall mean with respect to any Item all the labor, materials and services which are of U.S. origin or manufacture, and which are incorporated into an Item in the United States


                                  ARTICLE II

                          OBLIGATIONS OF THE BORROWER

     Until payment in full of the Loan, the Borrower agrees to the following:

     Section 2.1 USE OF DISBURSEMENTS. The Borrower shall use Disbursements only for the purpose of enabling the Borrower to finance the cost of manufacturing, producing, purchasing or selling the Items. The Borrower may not use Disbursements for the purpose of: (a) servicing any of the Borrower's pre-existing or future indebtedness unrelated to the Loan; (b) acquiring fixed assets or capital goods for use in the Borrower's business; (c) acquiring, equipping or renting commercial space outside of the United States; (d) paying the salaries of non-U.S. citizens or non-U.S. permanent residents who are located in offices outside the United States; or (e) serving as a retainage or warranty bond.

     In addition, Disbursements may not be used to finance the manufacture, purchase or sale of any of the following:

     (a) Items to be sold to a Buyer located in a country in which Eximbank is legally prohibited from doing business as designated in the Country Limitation Schedule;

     (b) that part of the cost of the Items which is not U.S. Content unless such part is not greater than fifty percent (50%) of the cost of the Items and is incorporated into the Items in the United States;

     (c)  defense articles or defense services; or

     (d) without Eximbank's prior written consent, any Items to be used in the construction, alteration, operation or maintenance of nuclear power, enrichment, reprocessing, research or heavy water Production facilities.

     Section 2.2 BORROWING BASE CERTIFICATES AND EXPORT ORDERS. In order to receive a Disbursement under the Loan, the Borrower shall deliver to the Lender a Borrowing Base Certificate current within the past five (5) Business Days and a copy of the Export Order(s) (or, for Revolving Loans, if permitted by the Lender, a written summary of the Export Orders) against which the Borrower is requesting a Disbursement. If the Lender permits summaries of Export Orders, the Borrower shall also deliver promptly to the Lender copies of any Export Orders requested by the Lender. Additionally, the Borrower shall deliver to the Lender at least once every thirty (30) calendar days a Borrowing Base Certificate current within the past five (5) Business Days, which requirement may be satisfied by submission of a Borrowing Base Certificate when requesting a Disbursement.

     Section 2.3 EXCLUSIONS FROM THE BORROWING BASE. In determining the amount of a requested Disbursement, the Borrower shall exclude from the Borrowing Base the following:

     (a)  any Inventory which is not located in the United States;

     (b)  any demonstration Inventory or Inventory sold on consignment;

     (c)  any Inventory consisting of proprietary software;

     (d) any Inventory which is damaged, obsolete, returned, defective, recalled or unfit for further processing;

     (e)  any Inventory which has been previously exported from the United
States;

     (f) any Inventory which constitutes defense articles or defense services or any Accounts Receivable generated by sales of such Inventory;

     (g) any Inventory which is to be incorporated into Items destined for shipment to, and any Account Receivable in the name of a Buyer located in, a country in which Eximbank is legally prohibited from doing business as designated in the Country Limitation Schedule;

     (h) any Inventory which is to be incorporated into Items destined for shipment to, and any Account Receivable in the name of a Buyer located in, a country in which Eximbank coverage is not available for commercial reasons as designated in the Country Limitation Schedule, unless and only to the extent that such Items are to be sold to such country on terms of a Letter of Credit confirmed by a bank acceptable to Eximbank:

     (i) any Inventory which is to be incorporated into Items whose sale would result in an ineligible Account Receivable;

     (j) any Account Receivable with a term in excess of net one hundred eighty (180) days;

     (k) any Account Receivable which is more than sixty (60) calendar days past the original due date, unless it is insured through Eximbank export credit insurance for comprehensive commercial and political risk, or through Eximbank approved private insurers for comparable coverage, in which case ninety (90) calendar days shall apply;

     (l) any intra-company Account Receivable or any Account Receivable from a subsidiary of the Borrower, from a person or entity with a controlling interest in the Borrower or from an entity which shares common controlling ownership with the Borrower;

     (m) any Account Receivable evidenced by a Letter of Credit, until the date of shipment of the Items covered by the subject Letter of Credit;

     (n) any Account Receivable which the Lender or Eximbank, in its reasonable judgment, deems uncollectible for any reason;

     (o) any Account Receivable payable in a currency other than Dollars, except as may be approved in writing by Eximbank;

     (p) any Account Receivable from a military Buyer, except as may be approved in writing by Eximbank; and

     (q) any Account Receivable due and collectible outside the United States, except as may be approved in writing by Eximbank.

     Section 2.4 SCHEDULES, REPORTS AND OTHER STATEMENTS. The Borrower shall submit to the Lender in writing each month (a) an Inventory schedule for the preceding month and (b) an Accounts Receivable aging report for the preceding month detailing, the terms of the amounts due from each Buyer. The Borrower shall also furnish to the Lender promptly upon request such information, reports, contracts, invoices and other data concerning the Collateral as the Lender may from time to time specify.

     Section 2.5 ADDITIONAL SECURITY OR PAYMENT. The Borrower shall at all times ensure that the Borrowing Base exceeds the Disbursed Amount. If informed by the Lender or if the Borrower otherwise has actual knowledge that the Borrowing Base is at any time less than the Disbursed Amount, the Borrower shall, within five (5) Business Days, either (a) furnish additional security to the Lender, in form and amount satisfactory to the Lender and Eximbank, or (b) pay to the Lender an amount equal to the difference between the Disbursed Amount and the Borrowing Base.

     Section 2.6 CONTINUED SECURITY INTEREST. The Borrower shall notify the Lender in writing within five (5) Business Days if (a) the Borrower changes its name or identity in any manner, (b) the Borrower changes the location of its principal place of business, (c) the nature of any of the Collateral is changed or any of the Collateral is transferred to another location or (d) any of the books or records related to the Collateral are transferred to another location. The Borrower shall execute such additional financing statements or other documents as the Lender may reasonably request in order to maintain its perfected security interest in the Collateral.

     Section 2.7 INSPECTION OF COLLATERAL. The Borrower shall permit the representatives of the Lender and Eximbank to make at any time during normal business hours reasonable inspections of the Collateral and of the Borrower's facilities, activities, and books and records, and shall cause its officers and employees to give full cooperation and assistance in connection therewith.

     Section 2.8 NOTICE OF DEBTOR'S RELIEF, DISSOLUTION AND LITIGATION. The Borrower shall notify the Lender in writing within five (5) Business Days of the occurrence of any of the following:

     (a) a proceeding in bankruptcy or an action for debtor's relief is filed by, against, or on behalf of the Borrower;

     (b) the Borrower fails to obtain the dismissal or termination within thirty (30) calendar days of the commencement of any proceeding or action referred to in (a) above;

     (c) the Borrower begins any procedure for its dissolution or liquidation, or a procedure therefore has been commenced against it; or

     (d)  any material litigation is filed against the Borrower.

    Section 2.9 INSURANCE. The Borrower shall maintain insurance coverage in the manner and to the extent customary in businesses of similar character.

    Section 2.10 MERGER OR CONSOLIDATION. Without the prior written consent of Eximbank and the Lender, the Borrower shall not (a) merge or consolidate with any other entity, (b) sell, lease, transfer or otherwise dispose of any substantial part of its assets, or any part of its assets which are essential to the conduct of its business or operations, (c) make any material change in its organizational structure or identity, or (d) enter into any agreement to do any of the foregoing.

    Section 2.11 REBORROWINGS AND REPAYMENT TERMS. (a) If the Loan is a Revolving Loan, provided that the Borrower is not in default under any of the Loan Documents, the Borrower may borrow, repay and reborrow amounts under the Loan until the close of business on the Availability Date. Unless the Revolving Loan is renewed or extended by the Lender, the Borrower shall pay in full the outstanding Loan Amount and all accrued and unpaid interest thereon no later than the first Business Day after the Availability Date.

    (b) If the Loan is a Transaction Specific Loan, the Borrower shall, within two (2) Business Days of the receipt thereof, pay to the Lender (for application against the outstanding Loan Amount and accrued and unpaid interest thereon) all checks, drafts, cash and other remittances it may receive in payment or on account of the Accounts Receivable or any other Collateral, in precisely the form received (except for the endorsement of the Borrower where necessary). Pending such deposit, the Borrower shall not commingle any such items of payment with any of its other funds or property, but will hold them separate and apart.

     Section 2.12 CROSS DEFAULT. The Borrower shall be deemed in default under the Loan if the Borrower fails to pay when due any amount payable to the Lender under any loan to the Borrower not guaranteed by Eximbank.

     Section 2.13 FINANCIAL STATEMENTS. The Borrower shall provide quarterly financial statements to the Lender no later than forty-five (45) days after the end of each quarter. This is in addition to any other financial statements that may be required by the Lender under the Loan Agreement.

     Section 2.14 TAXES, JUDGMENTS AND LIENS. The Borrower shall remain current on all of its federal, state and local tax obligations. In addition, the Borrower shall notify the Lender in the event (i) any judgment is rendered against the Borrower, or (ii) any lien is filed against any of the assets of the Borrower.

     Section 2.15 MUNITIONS LIST. If any of the Items are articles, services, or related technical data that are listed on the United States Munitions List (part 121 of title 22 of the Code of Federal Regulations), the Borrower shall send a written notice promptly to the Lender describing the Item(s) and the corresponding invoice amount.

     Section 2.16 SUSPENSION AND DEBARMENT, ETC. On the date of this Agreement neither the Borrower nor its Principals (as defined below) are (A) debarred, suspended, proposed for debarment with a final determination skill pending, declared ineligible or voluntarily excluded (as such terms are defined under any of the Debarment Regulations referred to below) from participating in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations (as defined below) or (B) indicted, convicted or had a civil judgment rendered against the Borrower or any of its Principals for any of the offenses listed in any of the Debarment Regulations. Unless authorized by Eximbank, the Borrower will not knowingly enter into any transactions in connection with the Items with any person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations. The Borrower will provide immediate written notice to the Lender if at any time it learns that the certification set forth in this Section
2.16 was erroneous when made or has become erroneous by reason of changed circumstances. For the purposes hereof, (1) "Principals" shall mean any officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities with respect to the Borrower; or any other person (whether or not an employee) who has critical influence on or substantive control over the transaction covered by this Agreement and (2) the Debarment Regulations shall mean (x) the Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 53 Fed. Reg. 19204 (May 26, 1988),
(y) Subpart 9.4 (Debarment, Suspension and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R. 9.400-9.409 and (z) the revised Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common
Rule), 60 Fed. Reg. 33037 (June 26, 1995).

     Section 2.17 SPECIAL CONDITIONS. The Borrower shall comply with all Special Conditions, if any, referenced in Section (11) of the Loan Authorization Agreement or the Loan Authorization Notice.

                                  ARTICLE III

                              RIGHTS AND REMEDIES

     Section 3.1 INDEMNIFICATION. Upon Eximbank's payment of a claim to the Lender in connection with the Loan pursuant to the Master Guarantee Agreement, Eximbank shall assume all rights and remedies of the Lender under the Loan Documents and may enforce any such rights or remedies against the Borrower, the Collateral and any Guarantors. Additionally, the Borrower shall hold Eximbank and the Lender harmless from and indemnify them against any and all liabilities, damages, claims, costs and losses incurred or suffered by either of them resulting from (a) any materially incorrect certification or statement knowingly made by the Borrower or its agent to Eximbank or the Lender in connection with the Loan, this Agreement or any of the other Loan Documents or (b) any material breach by the Borrower of the terms and conditions of this Agreement or any of the other Loan Documents. The Borrower also acknowledges that any statement, certification or representation made by the Borrower in connection with the Loan is subject to the penalties provided in Article 18 U.S.C. Section 1001.

                                  ARTICLE IV

                                 MISCELLANEOUS

     Section 4.1 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, United States of America.

     Section 4.2 NOTIFICATION. All notifications required by this Agreement shall be given in the manner provided in the Loan Agreement.

     Section 4.3 PARTIAL INVALIDITY. If at any time any of the provisions of this Agreement becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, the validity nor the enforceability of the remaining provisions hereof shall in any way be affected or impaired.

     IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed as of the 28th day of May, 1997.



NICOLLET PROCESS ENGINEERING, INC.

  By:  /s/ Robert A. Pitner
       -------------------------------
      Robert A. Pitner
      Its President and Chief Executive Officer


ACKNOWLEDGED:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

By:  /s/ Christopher A. Cudak
     ---------------------------------
    Christopher A. Cudak
    Its Vice President

Guaranteed Loan No.
                    --------------------

                                   Exhibit A

                         Loan Authorization Agreement

                  [Two originals to be provided to Eximbank]



To:  Export-Import Bank of the United States

     811 Vermont Avenue, N.W.

     Washington, D.C. 20571

     Attention: Vice President - United States Division


                           LOAN AUTHORIZATION NOTICE


    We hereby notify the Export-Import Bank of the United States ("Eximbank") that, pursuant to the delegated authority granted by Eximbank to the undersigned institution (the "Lender") under the Delegated Authority Letter Agreement referred to below between the Leader and Eximbank, we have issued an Eximbank Guarantee under the Master Guarantee Agreement between Eximbank and the Lender, of the loan identified below from the Lender to the Borrower (the "Loans"). The Loan is subject to the specific terms and conditions set forth below. Unless otherwise defined, the capitalized terms used herein shall have the meanings set forth in the Master Guarantee Agreement.



(1)  DOCUMENTATION AND LOCATION OF LOAN DOCUMENTS:


     Name of Lender:  Norwest Bank Minnesota, National Association
                      ----------------------------------------------------------

     Delegated Authority Letter Agreement Number:  MN    -DA- 96-A-001
                                                   ------        ---------------

     Master Guarantee Agreement Number:  MN   -MGA- 96 -001
                                         -----          ------------------------

     Borrower Agreement Date: May 28, 1997
                              --------------------------------------------------


     Location of Loan Documents: NORWEST BUSINESS CREDIT, INC., NORWEST CENTER, SIXTH STREET AND MARQUETTE AVENUE, MINNEAPOLIS, MINNESOTA 55479-0152



     If the Borrower was assisted by a city/state export agency, please provide the name of the agency, contact person, and telephone number.

           No
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------



(2) BORROWER'S NAME AND ADDRESS: The full name, address, contact person, telephone and telefax numbers of the Borrower are as follows:


          Nicollet Process Engineering, Inc.           Tel: (612) 339-7958

          420 North 5th Street, Suite 1040 Ford Centre

          Minneapolis, Minnesota  55401           Fax: (612) 339-6027

          Attention: Robert A. Pitner


     IS THE BORROWER A SMALL BUSINESS AS STIPULATED BY SBA GUIDELINES ?


        X    YES        NO
     -------     -------



                                      -2

(3) GUARANTOR'S NAME AND ADDRESS: The full name, address, telephone and telefax numbers of each Guarantor are as follows:


          NONE


     [If there are no guarantors, the word "None" must be inserted above in order for this Notice to be considered complete.]


(4)  THE ITEMS TO BE FINANCED:


     A. The Items: (Complete description of goods and services to be exported, e.g. machine tools, electronic components, logs, etc.)



          Process Monitoring and Control Systems

          Client/Server Software at the Host Level

          Machine Diagnostic Tools for the Die Casting and Plastic Injection
           Molding Industries


          SIC Code(s)   3823
                      --------


     B. Are Performance Guarantees (e.g. bid bonds, performance bonds, advance payment guarantees in the form of stand-by letters of credit) to be issued under this Loan?


          / /       Yes    If yes, approximately what percentage of the Loan
                           will be utilized for performance guarantees?  _______


                                      -3

          /X/       No


(5)  LOAN AMOUNT, DISBURSEMENT TERMS AND CONDITIONS AND DISBURSEMENT RATES:


     A.   Loan Amount: $400,000


     B.   Disbursement Terms and Conditions:


          /X/       Disbursements will be made against multiple Export Orders.


          / /       Disbursements will be made against a specific contract.


     C.   Disbursement Rates by Categories of Collateral:


          1. Inventory: The Disbursement Rate for Collateral categorized as Inventory shall be as follows:


                                75%   percent
                              ------


          2. Accounts Receivable: The Disbursement Rate for Collateral categorized as Accounts Receivable shall be as follows:

                                90%   percent
                              ------

          3.                                           Other (specify)   None
                                                                       ---------


                                      -4

                                                 _____ percent


     D.   Type of Loan:



    /X/   The Loan is a Revolving Loan.



          For Revolving Loans identify the top three countries of export:

              England (UK) (100%)
          -----------------------------------

          -----------------------------------

          -----------------------------------

          Estimated Total Export Sales to be supported by this Loan: $1,000,000
                                                                     ----------

    / /   The Loan is a Transaction Specific Loan.


          For Transaction Specific Loans identify contract or purchase order:


              Country of Export:
                                    ----------------------------


              Contract Price:       $
                                     ---------------------------


              Contract Number:
                                    ----------------------------



                                      -5

              Contract Date:
                                    ----------------------------


              Parties:
                                    ----------------------------

                                    ----------------------------


(6)  SECURITY INTERESTS IN THE LOAD COLLATERAL:


     Valid and enforceable, perfected security interests in the following Collateral, and the proceeds thereof:



     A.   FIRST PRIORITY IN THE FOLLOWING;


          / /     All Inventory.


          /X/     All Export-related Inventory.


          / /     Contract-related Inventory.


          / /     All Accounts Receivable.


          /X/     All Export-related Accounts Receivable.


          / /     Contract-related Accounts Receivable.



                                      -6

          /X/     Other collateral, please specify.


                  JUNIOR SECURITY INTEREST IN ALL EQUIPMENT, ALL GENERAL INTANGIBLES, ALL DOMESTIC ACCOUNTS RECEIVABLE AND ALL DOMESTIC INVENTORY


     B.   ADDITIONAL COLLATERAL:


          / /     Other, please specify.
                                         ---------------------------------------

          ----------------------------------------------------------------------


          To the extent applicable, "Export-related Inventory" shall mean all of the Borrower's Inventory which is intended to be sold pursuant to Export Orders. Unless the Export-related Inventory can be effectively segregated, for purposes of claim recoveries under the Master Guarantee Agreement, the Export-related Inventory will be determined on a PRO-RATA basis comparing as of the date of default the amount outstanding under the Loan with the aggregate amount outstanding under all other short term inventory financing of the Borrower. IF THE LENDER ELECTS TO SEPARATELY COLLATERALIZE THE TEN PERCENT (10%) PORTION OF THE LOAN NOT GUARANTEED BY EXIMBANK, THE LENDER SHALL FULLY DESCRIBE SUCH SEPARATE COLLATERAL IN SECTION 8 OF THIS NOTICE IN ORDER FOR THIS NOTICE TO BE CONSIDERED COMPLETE.


(7) TERMS OF SALE (not to exceed 180 days; check all that apply; at least one must be checked in order for this Notice to be considered complete):


     /X/     Confirmed irrevocable letters of credit.


     /X/     Irrevocable letters of credit.


                                      -7

     / / Open account insured through Eximbank export credit insurance for comprehensive and political risk.


     / / Open account insured through non-Eximbank export credit insurance for comprehensive commercial and political risk.


     /X/     Cash payment received prior to shipment.


     /X/     Open account UNinsured.


     /X/ Sight drafts documents against payment (also known as "documentary collections").


     / / Other terms. [If checked, any such terms of sale must be fully described on an attached addendum in order for this Notice to be considered complete.]


(8)  LENDER'S INTEREST RATE:     Norwest Base Rate + 3%
                              ----------------------------


     Other Fees:    NONE


     Are you separately collateralizing the 10% portion of this Loan?  No  x
                                                                          ---
     _____ Yes If yes, please specify separate collateral.
                                                            --------------------

     ---------------------------------------------------------------------------



     Note: The Lender cannot collateralize its retained 10% risk with cash, cash equivalents or marketable securities from either the Borrower, any Guarantor, or any


                                      -8
     of the Exporter's Affiliates (as defined in Section 7(b) of the Delegated Authority Letter Agreement) or any third party guarantors.


(9)  FACILITY FEE:


     /X/ Loan Amount is less than or equal to $2,000,000: In connection with the commitment of the Guarantee, the Lender shall charge the Borrower a Facility Fee equal to 75 basis points of the total Loan Amount for a term of up to six (6) months or less, or 150 basis points of the total Loan Amount for a term of greater than six (6) and up to twelve (12) months. In all cases, the Lender shall remit 25 basis points of the total Loan Amount to Eximbank within five (5) Business Days after the Closing Date.


                    Facility Fee remitted: $1,000.00
                                           ---------


     / / Loan amount is for more than $2,000,000: In connection with the commitment of the Guarantee, the Lender shall charge the Borrower a Facility Fee as shown in the chart below:


--------------------------------------------------------------------------------
                                                     EXIMBANK
TERM OF LOAN          LOAN AMOUNT:  FACILITY FEE =   RECEIVES +   LENDER RETAINS


Up to six months

 First                $2,000,000    75 b.p.          25 b.p.      50 b.p.

 Portion over         $2,000,000    75 b.p.          37.5 b.p.    37.5 b.p.


Greater than 6
months, up to 12
months

 First

 Portion over         $2,000,000    150 b.p.         25 b.p.      125 b.p.
--------------------------------------------------------------------------------


                                      -9

--------------------------------------------------------------------------------
                      $2,000,000    150 b.p.         75 b.p.      75 b.p.


b.p. = basis point



For a Guarantee with a term exceeding 12 months, the Facility Fee will be pro-rated accordingly.
--------------------------------------------------------------------------------


          Facility Fee on first $2,000,000               $
                                                          ----------------------


          Facility Fee on portion over $2,000,000        +
                                                          ----------------------


          Total Facility Fee remitted:                   $
                                                          ----------------------


(10) AVAILABILITY DATE:  May 27, 1998         .
                         ---------------------


(11) COUNTRY LIMITATION SCHEDULE: [From time to time, Eximbank will provide updated Country Limitation Schedules to all Lenders active in the Working Capital Guarantee Program, and to all Delegated Authority Lenders. It is the Lender's responsibility to provide a copy to the Exporter within seven
     (7) Business Days of receipt. The updated Country Limitation Schedule will supersede the previous Country Limitation Schedule.]


                                      -10

     IN WITNESS WHEREOF, the Lender has caused this instrument to be sealed this 28th day of May, 1997.

Name of Lender:        NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


     By:
                       ------------------------

                           (Signature)


     Name:             Christopher A. Cudak
                       ------------------------

                           (Print or Type)


     Title:            Vice President
                       ------------------------

                           (Print or Type)


Address:                                      Telephone: (612) 667-3504
                                                         -----------------------


Norwest Center, Sixth St. & Marquette Ave.
------------------------------------------

Minneapolis, Minnesota 55479-0085             Telefax: (612) 667-2269
------------------------------------------             -------------------------



Receipt acknowledged by:



EXPORT-IMPORT BANK OF THE UNITED STATES


                                      -11

By:
    -----------------------------

           (Signature)


Name:
      ---------------------------

           (Print or Type)


Title:
       --------------------------

           (Print or Type)


Date:
      ---------------------------



Eximbank hereby designates the Loan referred to in this Loan Authorization Notice as Guaranteed Loan No. ____________________.



                                                        (Revised April 1, 1996)



Reminders:


     1) Did you include the completed application, signed by Exporter and Lender?

     2)  Did you include the $100 Application Fee?

     3)  Did you include the appropriate Facility Fee?

     4) Have you completed the Loan Authorization Notice and submitted TWO originals?


                                      -12

If you need assistance in completing this document, please do not hesitate to contact the U.S. Division directly at 202/565-3780.






                                      -13

                                                       Exhibit C to Credit and
                                                       Security Agreement


                            COMPLIANCE CERTIFICATE

To:   Christopher A. Cudak
      Norwest Bank Minnesota, National Association
      c/o Warren Lindman
      Norwest Business Credit, Inc., as Servicer

Date: __________________, 199___

Subject:  Nicollet Process Engineering, Inc.

          Financial Statements

          In accordance with our Credit and Security Agreement dated as of May 28, 1997 (the "Credit Agreement"), attached are the financial statements of Nicollet Process Engineering, Inc. (the "Borrower") as of and for ________________, 19___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

          I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

          EVENTS OF DEFAULT. (Check one):

     / / The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

     / / The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

          FINANCIAL COVENANTS. I further hereby certify as follows:

          1. MINIMUM TANGIBLE NET WORTH. Pursuant to Section 6.9 of the Credit Agreement, as of the Reporting Date the Borrower's Tangible Net Worth was $____________ which / / satisfies / / does not satisfy the requirement that such amount be not less than $250,000 on the Reporting Date.

          Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.


                                           NICOLLET PROCESS ENGINEERING, INC.

                                           By
                                              ---------------------------

                                              Its Chief Financial Officer


                                      -2

                                              Exhibit D to Credit and Security
                                              Agreement

                      FORM OF BORROWING BASE CERTIFICATE

TO:            Christopher A. Cudak
               Norwest Bank Minnesota, National Association
               Warren Lindman
               Norwest Business Credit, Inc.

DATE:     ____________________, 199__

SUBJECT:  Nicollet Process Engineering, Inc. (the "Borrower")
          Borrowing Base Certificate

          In accordance with our Credit and Security Agreement dated as of May 28, 1997 (the "Credit Agreement"), set forth below is the calculation of the Borrowing Base and Availability as of ______________, 199__ (the "Reporting Date"). All terms used in this certificate have the meanings given to them in the Credit Agreement. Unless otherwise indicated, all amounts are as of the Reporting Date.

      A.  ELIGIBLE FOREIGN ACCOUNTS.

      1.  Total Accounts (net of any and all rights of
      offset or counterclaim)                                 $
                                                               -----------------
       2.  Ineligible Foreign Accounts

            (a)   That portion of Accounts not yet earned
            by the final delivery of goods or rendition of
            services                                          $
                                                               -----------------

            (b)   Eligible Accounts not providing for
            payment in full within 180 days of shipment
            date                                              $
                                                               -----------------

             (c)   Eligible Accounts over 60 days past
             the original due date (90 days past due if
             properly insured) or 180 days past original
             invoice date                                     $
                                                               -----------------

             (d)   Accounts owed by a shareholder,
             subsidiary, Affiliate, officer or employee
             of the Borrower                                  $
                                                               -----------------

             (e)   Accounts owed by an account debtor that
             is insolvent, the subject of bankruptcy
             proceedings or has gone out of business          $
                                                               -----------------

             (f)   Accounts not subject to a duly perfected
             security interest in favor of the Lender or
             which are subject to any lien, security
             interest or claim in favor of any Person other
             than the Lender or NBCI                          $
                                                               -----------------

             (g)   That portion of Accounts that constitutes
             finance charges, service charges or sales or
             excise taxes                                     $
                                                               -----------------

              (h)   That portion of Accounts payable in a
              currency other than US Dollars unless prior
              written approval has been received from
              Eximbank                                        $
                                                               -----------------

              (i)   That portion of Accounts owed by
              military buyers or for defense articles or
              services, except as may be approved in
              writing by the Lender and Eximbank              $
                                                               -----------------

              (j)   That portion of Accounts due and
              collectible outside the US                      $
                                                               -----------------

              (k)    That portion of Accounts owed by
              Account debtors located in, or arising from
              sales of Items delivered to a Prohibited
              Country                                         $
                                                               -----------------

              (l)    That portion of Accounts, or portions
              thereof, otherwise deemed uncollectible for
              any reason by the Lender or Eximbank in its
              discretion                                      $
                                                               -----------------

              (m)    Total ineligibles                        $
                                                               -----------------


       3.     Total Eligible Foreign Accounts (line 1
       less line 2(m))                                        $
                                                               -----------------

       B.     ELIGIBLE EXPORT INVENTORY

       4.     Total export Inventory (all Inventory
consisting of Items, raw materials and components to be
used to manufacture Items, and work-in-process relating
to Items, and raw materials and components the Borrower
must purchase to manufacture Items at the lower of cost
or market value as determined in accordance with GAAP)        $
                                                               -----------------

       5.     Ineligible Export Inventory.

              (a)    in-transit; not at an approved site;
              not in Minnesota; covered by any document
              of title; on consignment or subject to any
              bailment                                        $
                                                               -----------------

              (b)    proprietary software                     $
                                                               -----------------

              (c)    damaged, slow moving, obsolete,
              returned, defective, recalled or unfit for
              further processing or not currently saleable
              in the normal course of the Borrower's
              operations                                      $
                                                               -----------------

              (d)    perishable or live                       $
                                                               -----------------

              (e)    returned, has attempted to return, is
              in the process of returning or intends to
              return to the vendor thereof                    $
                                                               -----------------

              (f)    subject to a security interest in
              favor of any Person other than the Lender
              or NBCI                                         $
                                                               -----------------

              (g)    Sample or demonstration Inventory        $
                                                               -----------------

              (h)    previously exported from the US          $
                                                               -----------------

              (i)    defense articles or defense services     $
                                                               -----------------

              (j)    to be incorporated into Items
              destined for shipment to a Prohibited Country   $
                                                               -----------------

              (k)    Foreign Content portion of Items
              containing less than fifty percent
              (50%) US Content                                $
                                                               -----------------

              (l)    For Items containing at least fifty
              percent (50%) US Content, any Foreign Content
              not incorporated into such Items in the US      $
                                                               -----------------

              (m)    consisting of or to be incorporated
              into Items whose sale would result in an
              Account deemed ineligible under
              clauses 2(b), (h), (j), or (k)                  $
                                                               -----------------

              (n)    subject to the license agreement
              set forth in that certain Settlement Agreement
              by and between the Borrower and John R.
              Mickowski dated as of October 1, 1995           $
                                                               -----------------

              (o)    otherwise deemed ineligible by the
              Lender in its discretion                        $
                                                               -----------------

              (p)    Total ineligibles                        $
                                                               -----------------

       6.     Total Eligible Export Inventory
       (line 4 less line 5(o))                                $
                                                               -----------------

       C.     BORROWING BASE

       7.     The sum of:

              (a)   90% of Eligible Foreign Accounts
              (from line 3)                                   $
                                                               -----------------

              (b)   75% of Eligible Export Inventory
              (from line 6)                                   $
                                                               -----------------

              Total                                           $
                                                               -----------------


                                                              $
                                                               -----------------

       8.     BORROWING BASE: the least of:

              (a)   $400,000; or

              (b)   the difference of $800,000 and the
              outstanding principal balance of the NBCI
              Revolving Advances                              $
                                                               -----------------

              (c)   line 7                                    $
                                                               -----------------

       D.     AVAILABILITY.

       9.     The outstanding principal balance of the
              Revolving Note                                  $
                                                               -----------------

       10.    AVAILABILITY. The Borrowing Base (line 8)
              less the outstanding principal balance of the
              Revolving Note (line 9)                         $
                                                               -----------------

          The Borrower represents and warrants that this Borrowing Base Certificate is a true and correct statement regarding the status of the matters set forth herein. The Borrower further represents and warrants that no Default or Event of Default has occurred and is continuing. The Borrower acknowledges that any Advances made to the Borrower and Letters of Credit issued for its account under the Credit Agreement will be based upon the Lender's reliance on the information contained herein.


                                           NICOLLET PROCESS ENGINEERING, INC.


                                           By
                                              ---------------------------------
                                              Robert A. Pitner
                                              Its President and Chief Executive
                                                  Officer

                                               Exhibit E to Credit and Security
                                               Agreement

                                PERMITTED LIENS



CREDITOR             COLLATERAL                  JURISDICTION      FILING DATE       FILING NO.
--------             ----------                  ------------      -----------       ----------
Larry D.             Windows based die           Hennepin          01/26/96          1115197
Glendening, dba      casting process             County
LDG Software         monitoring Software,
Solution             commonly called Process
                     Vision.



Larry D.             Windows based die           State of          01/25/96          1820120
Glendening, dba      casting process             Minnesota
LDG Software         monitoring Software,
Solution             commonly called Process
                     Vision.



M&I First National   Telrad Digital KeyBX        Hennepin          07/11/94          1102543
Leasing Corp.        128 Telephone System        County
                     more particularly
                     described on Schedule A
                     [of the UCC-1] and made
                     a part [t]hereof.



M&I First National   Telrad Digital KeyBX        State of          07/11/94          1687425
Leasing Corp.        128 Telephone System        Minnesota
                     more particularly
                     described on Schedule A
                     [of the UCC-1] and made
                     a part [t]hereof.


                                      E-1